UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

November 13, 2008

Date of Report (Date of Earliest Event Reported)

FIRST CALIFORNIA FINANCIAL GROUP, INC.

(Exact Name of Registrant As Specified In Its Charter)

Delaware	000-52498	38-3737811
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

3027 Townsgate Road, Suite 300

Westlake Village, CA 91361

(Address of principal executive offices) (Zip Code)

(805) 322-9655

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition *

The presentation materials furnished hereto as Exhibit 99.1 to this Current Report on Form 8-K will be used in connection with the meetings described in Item 7.01 to this Current Report on Form 8-K and are herein incorporated by reference.

Item 7.01	Regulation FD Disclosure *

The presentation materials furnished hereto as Exhibit 99.1 to this Current Report on Form 8-K will be used in meetings with investor groups and analysts during the quarter ending December 31, 2008. It is intended to be made available to shareholders, analysts and investors and will also be available on our investor relations website at www.fcalgroup.com.

Item 9.01	Financial Statements and Exhibits *

(d)	Exhibits

Exhibit 99.1 Presentation that First California Financial Group, Inc. will make available to shareholders, analysts, investors and investor groups participating in forums and investor conferences and road shows, during the quarter ending December 31, 2008.

*	The information furnished under Item 2.02, Item 7.01 and Item 9.01 of this Current Report on Form 8-K, including the exhibit, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to liabilities under that Section, nor shall it be deemed incorporated by reference in any registration statement or other filings of First California Financial Group, Inc. under the Securities Act of 1933, as amended, except as shall be set forth by specific reference in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

FIRST CALIFORNIA FINANCIAL GROUP, INC.

Dated: November 13, 2008	By:	/s/ ROMOLO SANTAROSA
	Name:	Romolo Santarosa
	Title:	Executive Vice President, Chief Financial Officer

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